                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                 NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
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                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
AUGUST 1, 2001                                                60606
                                                              (800) 257-8787

NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC. (NPP)
NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NMO)
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC. (NQI)
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC. (NIF)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)
NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)

JUNE 26, 2001

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Municipal Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., and Nuveen Premium Income Municipal Fund 4, Inc., each a Minnesota corporation and Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund and Nuveen Select Maturities Municipal Fund ("Select Maturities"), each a Massachusetts business trust (individually, a "Fund" and, collectively, the "Funds"), will be held in the Sixth Floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, August 1, 2001, at 10:30 a.m., Chicago time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

1. To elect Members to the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each Director or Trustee a "Board Member") of each Fund as outlined below:

          a. For each Fund except Municipal Value, Municipal Income and Select Maturities, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

             i) five (5) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred"), voting together as a single class; and

             ii) two (2) Board Members to be elected by the holders of MuniPreferred only, voting separately as a single class.

          b. For Municipal Value and Municipal Income, to elect three (3) Board Members for a three year term or until their successors shall have been duly elected and qualified.

          c. For Select Maturities, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

2. To ratify the selection of Ernst & Young LLP as independent auditors for each Fund for the current fiscal year.

3. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record of each Fund at the close of business on June 5, 2001 are entitled to notice of and to vote at that Fund's Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois 60606
                                                              (800) 257-8787

June 26, 2001

NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC. (NPP)
NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NMO)
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC. (NQI)
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC. (NIF)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)
NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each Director or Trustee a "Board Member") of each of Nuveen Municipal Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc. ("Premium Income"), Nuveen Performance Plus Municipal Fund, Inc. ("Performance Plus"), Nuveen Municipal Advantage Fund, Inc. ("Municipal Advantage"), Nuveen Municipal Market Opportunity Fund, Inc. ("Municipal Market Opportunity"), Nuveen Investment Quality Municipal Fund, Inc. ("Investment Quality"), Nuveen Insured Quality Municipal Fund, Inc. ("Insured Quality"), Nuveen Select Quality Municipal Fund, Inc. ("Select Quality"), Nuveen Quality Income Municipal Fund, Inc. ("Quality Income"), Nuveen Insured Municipal Opportunity Fund, Inc. ("Insured Municipal Opportunity"), Nuveen Premier Municipal Income Fund, Inc. ("Premier Municipal"), Nuveen Premier Insured Municipal Income Fund, Inc. ("Premier Insured"), Nuveen Premium Income Municipal Fund 2, Inc. ("Premium Income 2"), Nuveen Premium Income Municipal Fund 4, Inc. ("Premium Income 4"), Nuveen Insured Premium Income Municipal Fund 2 ("Insured Premium Income 2"), Nuveen Dividend Advantage Municipal Fund ("Dividend Advantage") and Nuveen Select Maturities Municipal Fund ("Select Maturities") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on August 1, 2001 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in this Joint Proxy Statement and FOR ratification of the selection of Ernst & Young LLP as independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

          ----------------------------------------------------------------------------------
                                                                        COMMON     MUNI -
                                     MATTER                             SHARES  PREFERRED(1)
          ----------------------------------------------------------------------------------
  1a(i).  Election of Board Members by all shareholders (except              X             X
          Municipal Value, Municipal Income, and Select Maturities)
          (Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri,
          Peter R. Sawers and Judith M. Stockdale nominated)
  a(ii).  Election of Board Members by MuniPreferred only (except          N/A             X
          Municipal Value, Municipal Income and Select Maturities)
          (William J. Schneider and Timothy R. Schwertfeger nominated)
      b.  Election of Board Members for Municipal Value and Municipal        X           N/A
          Income by all common shareholders (Lawrence H. Brown, Peter
          R. Sawers and Timothy J. Schwertfeger nominated)
      c.  Election of Board Members for Select Maturities by all             X           N/A
          shareholders (Robert P. Bremner, Lawrence H. Brown, Anne E.
          Impellizzeri, Peter R. Sawers, William J. Schneider, Timothy
          R. Schwertfeger and Judith M. Stockdale nominated)
      2.  Ratification of the Selection of Independent Auditors              X             X
          ----------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred Shares."

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund (except Municipal Income, Municipal Value and Select Maturities), 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund (except Insured Premium Income 2, Dividend Advantage and Select Maturities), abstentions and broker non-votes will be treated as shares voted against the election of Board Members and against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of Insured Premium Income 2, Dividend Advantage and Select Maturities, abstentions and broker non-votes will have no effect on the election of Board Members and will have the same effect as shares voted against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on June 5, 2001 will be entitled to one vote for each share held. As of June 5, 2001, shares of the Funds were issued and outstanding as follows:

---------------------------------------------------------------
                       TICKER
        FUND           SYMBOL  COMMON SHARES    MUNIPREFERRED
---------------------------------------------------------------
Municipal Value         (NUV)    194,985,231    N/A
Municipal Income        (NMI)      8,047,586    N/A
Premium Income          (NPI)     63,785,430  3,800  Series M
                                              2,000  Series M2
                                              3,800  Series T
                                              3,800  Series W
                                              3,800  Series TH
                                              3,800  Series F
Performance Plus        (NPP)     59,914,074  4,000  Series M
                                              4,000  Series T
                                              4,000  Series W
                                              1,760  Series TH
                                              4,000  Series F
Municipal               (NMA)     42,980,639  3,000  Series M
Advantage                                     3,000  Series T
                                              3,000  Series W
                                              2,320  Series TH
                                              3,000  Series F

---------------------------------------------------------------
                       TICKER
        FUND           SYMBOL  COMMON SHARES    MUNIPREFERRED
---------------------------------------------------------------
Municipal Market        (NMO)     45,540,872  4,000  Series M
Opportunity                                   4,000  Series T
                                              3,200  Series W
                                              4,000  Series F
Investment Quality      (NQM)     35,749,031  2,500  Series M
                                              2,500  Series T
                                              2,500  Series W
                                              2,040  Series TH
                                              2,500  Series F
Insured Quality         (NQI)     37,843,166  2,600  Series M
                                              2,600  Series T
                                              2,600  Series W
                                              2,320  Series TH
                                              2,600  Series F
Select Quality          (NQS)     33,887,474  2,000  Series M
                                              2,000  Series T
                                              2,800  Series W
                                              1,560  Series TH
                                              2,800  Series F

---------------------------------------------------------------
                       TICKER
        FUND           SYMBOL  COMMON SHARES    MUNIPREFERRED
---------------------------------------------------------------
Quality Income          (NQU)     54,204,658  3,000  Series M
                                              3,000  Series T
                                              3,000  Series W
                                              2,080  Series W2
                                              4,000  Series TH
                                              3,000  Series F
Insured Municipal       (NIO)     81,060,946  4,000  Series M
Opportunity                                   4,000  Series T
                                              4,000  Series W
                                              3,200  Series W2
                                              4,000  Series TH1
                                              4,000  Series TH2
                                              4,000  Series F
Premier Municipal       (NPF)     20,081,605  1,000  Series M
                                              2,800  Series T
                                              2,800  Series TH
Premier Insured         (NIF)     19,274,160    840  Series W
                                              2,800  Series TH
                                              2,800  Series F
Premium Income 2        (NPM)     41,094,104  2,000  Series M
                                              3,000  Series T
                                              2,000  Series W
                                              3,000  Series TH
                                              2,000  Series F
                                              1,880  Series F2

---------------------------------------------------------------
                       TICKER
        FUND           SYMBOL  COMMON SHARES    MUNIPREFERRED
---------------------------------------------------------------
Premium Income 4        (NPT)     43,237,007  2,200  Series M
                                              2,000  Series T
                                              1,328  Series T2
                                              1,680  Series W
                                                520  Series W2
                                              2,680  Series TH
                                              1,800  Series F
                                              1,328  Series F2
Insured Premium         (NPX)     37,281,232  2,080  Series M
Income 2                                      2,200  Series T
                                              2,080  Series W
                                              2,200  Series TH
                                              2,196  Series F
Dividend                (NAD)     39,138,177  4,000  Series M
Advantage                                     4,000  Series T
                                              3,800  Series TH
Select Maturities       (NIM)     12,380,786    N/A

--------------------------------------------------------------------------------

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about June 26, 2001.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting (except Municipal Value and Municipal Income), seven (7) Board Members are to be elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except Municipal Value, Municipal Income and Select Maturities) under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of Municipal Value and Municipal Income, the Board is divided into three classes, with each class being elected to serve a term of three years. For each of Municipal Value and Municipal Income, three (3) Board Members are to be elected at their annual meeting to serve for a three-year term.

A. FOR PREMIUM INCOME, PERFORMANCE PLUS, MUNICIPAL ADVANTAGE, MUNICIPAL MARKET OPPORTUNITY, INVESTMENT QUALITY, INSURED QUALITY, SELECT QUALITY, QUALITY INCOME, INSURED MUNICIPAL OPPORTUNITY, PREMIER MUNICIPAL, PREMIER INSURED, PREMIUM INCOME 2, PREMIUM INCOME 4, INSURED PREMIUM INCOME 2 AND DIVIDEND ADVANTAGE.

     (i) Five Board Members are to be elected by holders of Common Shares and the MuniPreferred, voting together as a single class. Messrs. Bremner, Brown and Sawers and Mses. Impellizzeri and Stockdale are nominees for election by all shareholders.

     (ii) Holders of MuniPreferred are entitled to elect two of the Board Members. Messrs. Schneider and Schwertfeger are nominees for election by holders of MuniPreferred.

B. FOR MUNICIPAL VALUE AND MUNICIPAL INCOME. The Boards of Municipal Value and Municipal Income have designated Messrs. Brown, Sawers and Schwertfeger as Class I and Class III Board Members, respectively, and as nominees for Board Members for a term expiring at the Annual Meeting of Shareholders in 2004, and until their successors have been duly elected and qualified. The remaining Board Members, Messrs. Bremner and Schneider and Mses. Impellizzeri and Stockdale are current and continuing Board Members. The term of Ms. Impellizzeri as a Class II and Class I Board Member of Municipal Value and Municipal Income, respectively, expires in 2002. The terms of Messrs. Bremner and Schneider and Ms. Stockdale as Class III and Class II Board Members, respectively, expire in 2003.

C. FOR SELECT MATURITIES. Messrs. Bremner, Brown, Sawers, Schneider and Schwertfeger and Mses. Impellizzeri and Stockdale are nominees for election by all shareholders.

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (except for Insured Premium Income 2, Dividend Advantage and Select Maturities) will be required to elect Board Members of that Fund. For Insured Premium Income 2, Dividend Advantage and Select Maturities, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

The table below shows each nominee's birthdate, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of common shares of the Funds and of all Nuveen Funds (excluding money market funds) which each nominee beneficially owned as of April 30, 2001. All of the nominees were last elected to the Board at the 2000 annual meeting of shareholders except for Municipal Value and Municipal Income which only elected Class III and Class II Board Members, respectively. Currently there is a vacancy on the Board. No candidate has been selected to fill this vacancy.

Other than Mr. Schwertfeger, none of the Board Members have ever been a director or an employee of Nuveen Investments or any affiliate.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES
--------------------------------------------------------------------------------

                                                                                    FULL COMMON SHARES
                                                                                  BENEFICIALLY OWNED ON
                                                                                      APRIL 30, 2001
                                                                      ----------------------------------------------
         NAME, BIRTHDATE AND PRINCIPAL            YEAR FIRST ELECTED                                          ALL
          OCCUPATION OF NOMINEES AS OF               OR APPOINTED                                            NUVEEN
               APRIL 30, 2001(1)                    A BOARD MEMBER                THE FUNDS(2)              FUNDS(3)
--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner 8/22/40 (4)                        1997--All Funds                                          6,187
  Board Member of the Funds; private investor                 except
  and management consultant.                        1999 -- Dividend
                                                           Advantage

Lawrence H. Brown 7/29/34 (5)                        1993--All Funds  1,000 Municipal Value                  10,713
  Board Member of the Funds; retired in August                except  815 Insured Municipal Opportunity
  1989 as Senior Vice President of The Northern     1999 -- Dividend  881 Quality Income
  Trust Company (banking and trust industry).              Advantage  1,112 Select Maturities
                                                                      1,000 Premium Income
                                                                      1,000 Dividend Advantage

Anne E. Impellizzeri 1/26/33 (6)                     1994--All Funds  1,000 Insured Municipal Opportunity     9,089
  Board Member of the Funds; Executive Director               except
  (since 1998) of Manitoga/The Russel Wright        1999 -- Dividend
  Design Center (home and landscape), formerly             Advantage
  President and Chief Executive Officer of
  Blanton-Peale Institutes since 1990 (a
  training and counseling organization). prior
  thereto, Vice President, Metropolitan Life
  Insurance Co.

Peter R. Sawers 4/3/33 (5)                           1991--All Funds  2,508 Municipal Income                 19,914
  Board Member of the Funds; Adjunct Professor                except  1,754 Municipal Advantage
  of Business and Economics, University of             1992--Premium  1,728 Insured Quality
  Dubuque, Iowa; formerly, (1991-2000) Adjunct          Income 2 and  2,283 Select Maturities
  Professor, Lake Forest Graduate School of        Select Maturities
  Management, Lake Forest, Illinois; prior             1993--Insured
  thereto, Executive Director, Towers Perrin        Premium Income 2
  Australia Chartered Financial Analyst;              1999--Dividend
  Certified Management Consultant.                         Advantage

William J. Schneider 9/24/44 (4)(7)                  1997--All Funds  12,000 Premium Income 4                50,080
  Board Member of the Funds; Senior Partner and               except
  Chief Operating Officer, Miller-Valentine         1999 -- Dividend
  Group; Vice President, Miller-Valentine Group            Advantage
  (commercial real estate); Business Advisory
  Council, Cleveland Federal reserve Bank
  (through April 2001); Chair, Miami Valley
  Hospital; Vice Chair, Miami Valley Economic
  Development Coalition; formerly Member
  Community Advisory Board, National City Bank,
  Dayton, Ohio.

                                                                                    FULL COMMON SHARES
                                                                                  BENEFICIALLY OWNED ON
                                                                                      APRIL 30, 2001
                                                                      ----------------------------------------------
         NAME, BIRTHDATE AND PRINCIPAL            YEAR FIRST ELECTED                                          ALL
          OCCUPATION OF NOMINEES AS OF               OR APPOINTED                                            NUVEEN
               APRIL 30, 2001(1)                    A BOARD MEMBER                THE FUNDS(2)              FUNDS(3)
--------------------------------------------------------------------------------------------------------------------
*Timothy R. Schwertfeger 3/28/49 (5)(7)              1994--All Funds  17,410 Municipal Value                347,225
  Board Member (since July 1994) and Chairman of              except  12,875 Premium Income
  the Board (since July 1996), of the Funds and       1999--Dividend  5,000 Performance Plus
  President (since July 1999) of the Funds;                Advantage  5,000 Select Quality
  Chairman (since May 1999), Trustee and                              5,000 Municipal Advantage
  President (since July 1996) of the Funds                            5,000 Insured Municipal Opportunity
  advised by Nuveen Institutional Advisory
  Corp.; Chairman, Trustee and President (since
  September 1999) of the Funds advised by Nuveen
  Senior Loan Asset Management Inc.; Chairman
  (since July 1996), Director, previously
  Executive Vice President, of The John Nuveen
  Company, Nuveen Investments, Nuveen Advisory
  Corp. and Nuveen Institutional Advisory Corp.;
  Director (since 1996) of Institutional Capital
  Corporation; Chairman and Director (since
  January 1997) of Nuveen Asset Management,
  Inc.; Chairman and Director of Rittenhouse
  Financial Services, Inc. (since 1999); Chief
  Executive Officer and Director of Nuveen
  Senior Loan Asset Management Inc. (since
  September 1999).

Judith M. Stockdale, 12/29/47 (4)                    1997--All Funds  625 Municipal Market Opportunity        3,160
  Board Member of the Funds; Executive Director                       525 Premier Municipal
  (since 1994) of the Gaylord and Dorothy                             603 Premium Income 2
  Donnelley Foundation, a private family                              649 Dividend Advantage
  foundation; prior thereto, Executive Director
  (from 1990 to 1994) of the Great Lakes
  Protection Fund.

--------------------------------------------------------------------------------------------------------------------

* "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of April 30, 2001, the Board Members and nominees were board members of 35 Nuveen open-end funds and 66 closed-end funds managed by Nuveen Advisory Corp. ("NAC"). In addition, Mr. Schwertfeger is a board member of nine open-end and five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC") and two funds managed by Nuveen Senior Loan Asset Management Inc. ("NSLAM").

(2) These persons have sole voting power and sole investment power, except that Mr. Schwertfeger and Ms. Stockdale's shares are held jointly with their respective spouses. Mr. Brown's shares are held in a revocable trust.

(3) The number shown reflects the aggregate number of common shares beneficially owned in all of the NAC, NIAC and NSLAM managed funds referred to in note
    (1) above (excluding money market funds). The number includes share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Funds' Deferred Compensation Plan ("Deferred Units"), as more fully described below. The number also includes shares held by Mr. Schwertfeger in Nuveen's 401(k)/profit sharing plan. 4,394 shares listed for Mr. Bremner are owned by his spouse. Mr. Bremner disclaims beneficial ownership of these shares. 2,386 shares listed for Mr. Sawers are owned by his spouse; Mr. Sawers has shared investment power.

(4) Messrs. Bremner and Schneider and Ms. Stockdale are continuing Class III and Class II Board Members of Municipal Value and Municipal Income, respectively, whose term will expire in 2003.

(5) Messrs. Brown, Sawers and Schwertfeger are continuing Class I and Class III Board Members of Municipal Value and Municipal Income, respectively, whose current term expires at the Annual Meetings, and have been nominated for a new term to expire in 2004.

(6) Ms. Impellizzeri is a continuing Class II and Class I Board Member of Municipal Value and Municipal Income, respectively, whose term will expire in 2002.

(7) Messrs. Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds except Municipal Value, Municipal Income and Select Maturities.

The Board Members affiliated with Nuveen Investments ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $500 fee per day plus expenses for attendance in person or $250 if by telephone at a meeting of the executive committee or the dividend committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Effective January 1, 1999, the Board of Directors/Trustees of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Directors and Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. Each of the Funds except Select Maturities, Municipal Income and Dividend Advantage are Participating Funds under the Deferred Compensation Plan.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the NAC Funds for the calendar year ended 2000.

                                AGGREGATE COMPENSATION FROM THE FUNDS
-----------------------------------------------------------------------------------------------------
                                                                                         MUNICIPAL
NAME OF BOARD         MUNICIPAL   MUNICIPAL    PREMIUM    PERFORMANCE    MUNICIPAL         MARKET
MEMBER                VALUE(1)     INCOME     INCOME(1)     PLUS(1)     ADVANTAGE(1)   OPPORTUNITY(1)
-----------------------------------------------------------------------------------------------------
Robert P. Bremner         2,615         125      1,965          1,791         1,356            1,439
Lawrence H. Brown         2,729         131      2,050          1,917         1,415            1,501
Anne E. Impellizzeri      2,604         125      1,957          1,783         1,351            1,433
Peter R. Sawers           2,684         125      2,017          2,104         1,392            1,477
William J. Schneider      2,574         122      1,934          1,762         1,335            1,416
Judith M. Stockdale       2,614         125      1,964          1,790         1,356            1,438

                            AGGREGATE COMPENSATION FROM THE FUNDS
---------------------  ------------------------------------------------

NAME OF BOARD          INVESTMENT    INSURED       SELECT      QUALITY
MEMBER                 QUALITY(1)   QUALITY(1)   QUALITY(1)   INCOME(1)
---------------------  ------------------------------------------------
Robert P. Bremner           1,134       1,196        1,085        1,723
Lawrence H. Brown           1,214       1,248        1,140        1,796
Anne E. Impellizzeri        1,129       1,191        1,060        1,716
Peter R. Sawers             1,164       1,228        1,093        1,769
William J. Schneider        1,116       1,177        1,048        1,696
Judith M. Stockdale         1,133       1,196        1,064        1,723

                                AGGREGATE COMPENSATION FROM THE FUNDS
                       --------------------------------------------------------
                          INSURED
                         MUNICIPAL        PREMIER       PREMIER       PREMIUM
NAME OF BOARD MEMBER   OPPORTUNITY(1)   MUNICIPAL(1)   INSURED(1)   INCOME 2(1)
-------------------------------------------------------------------------------
Robert P. Bremner              2,585            632          615         1,325
Lawrence H. Brown              2,696            659          841         1,418
Anne E. Impellizzeri           2,575            629          612         1,319
Peter R. Sawers                2,654            649          831         1,360
William J. Schneider           2,545            522          605         1,304
Judith M. Stockdale            2,584            632          615         1,324
-------------------------------------------------------------------------------

                                                                                TOTAL COMPENSATION
                                                                                      NUVEEN FUNDS
                                                                                     PAID TO BOARD
                               AGGREGATE COMPENSATION FROM THE FUNDS                       MEMBERS
                       ------------------------------------------------------
                                       INSURED
                         PREMIUM       PREMIUM      DIVIDEND        SELECT
NAME OF BOARD MEMBER   INCOME 4(1)   INCOME 2(1)    ADVANTAGE     MATURITIES
---------------------  ---------------------------------------------------------------------------
Robert P. Bremner           1,283         1,036          1,126            192               71,000
Lawrence H. Brown           1,349         1,083          1,178            199               75,000
Anne E. Impellizzeri        1,288         1,034          1,119            192               71,000
Peter R. Sawers             1,328         1,066          1,141            192               71,250
William J. Schneider        1,273         1,022          1,094            192               69,000
Judith M. Stockdale         1,293         1,038          1,124            192               71,000
---------------------

(1) Includes deferred fees. Pursuant to a deferred compensation agreement with each of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

                                                         DEFERRED FEES
     ---------------------------------------------------------------------------------------------------------------------
                                                                                        MUNICIPAL
     NAME OF BOARD        MUNICIPAL   MUNICIPAL   PREMIUM    PERFORMANCE   MUNICIPAL     MARKET      INVESTMENT   INSURED
     MEMBER                 VALUE      INCOME      INCOME       PLUS       ADVANTAGE   OPPORTUNITY    QUALITY     QUALITY
     ---------------------------------------------------------------------------------------------------------------------
     Robert P. Bremner          402          --     302              275         208           221          174        184
     Lawrence H. Brown           --          --      --               --          --            --           --         --
     Anne E.
     Impellizzeri             2,604          --   1,957            1,783       1,351         1,433        1,129      1,191
     Peter R. Sawers          2,684          --   2,017            2,104       1,392         1,477        1,164      1,228
     William J.
     Schneider                2,574          --   1,934            1,762       1,335         1,416        1,116      1,177
     Judith M. Stockdale        661          --     497              453         343           364          287        303

        DEFERRED FEES
     -------------------

     SELECT     QUALITY
     QUALITY    INCOME
     -------------------

        164          265

         --           --

      1,060        1,716

      1,093        1,789

      1,048        1,696

        269          436

                                                  DEFERRED FEES
     --------------------------------------------------------------------------------------------------------
                                        INSURED                                                      INSURED
                                       MUNICIPAL      PREMIER     PREMIER    PREMIUM     PREMIUM     PREMIUM
     NAME OF BOARD MEMBER             OPPORTUNITY    MUNICIPAL    INSURED    INCOME 2    INCOME 4    INCOME 2
     --------------------------------------------------------------------------------------------------------
     Robert P. Bremner                        397           97         94         204         199         160
     Lawrence H. Brown                         --           --         --          --          --          --
     Anne E. Impellizzeri                   2,575          629        612       1,319       1,288       1,034
     Peter R. Sawers                        2,654          649        631       1,360       1,328       1,066
     William J. Schneider                   2,545          622        605       1,304       1,273       1,022
     Judith M. Stockdale                      654          160        155         335         327         263
     --------------------------------------------------------------------------------------------------------

          DEFERRED FEES
     -----------------------

     DIVIDEND       SELECT
     ADVANTAGE    MATURITIES
     -----------------------

           130            --

            --            --

           544            --

           866            --

           819            --

           213            --

     -----------------------

Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of administrative or ministerial nature. The executive committee of the Performance Plus Fund held one meeting and no executive committee meetings were held for any of the other Funds during its last fiscal year.

Lawrence H. Brown and Timothy R. Schwertfeger are the current members of the dividend committee for each Fund. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held 12 meetings during its last fiscal year.

Each Fund's Board has an audit committee composed of Board Members who are not "interested persons" of the Fund and who are "independent" as that term is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee has adopted a written charter. A copy of the written charter is attached as Appendix A to this proxy statement. The audit committee of each Fund held two meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a governance committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The governance committee of each Fund held two meetings during its last fiscal year. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

The Board of each Fund held four regular quarterly meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

The following table sets forth information as of April 30, 2001 with respect to each executive officer of the Funds, other than Mr. Schwertfeger, who is a Board Member and included in the table relating to nominees for the Board. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in July 2001. The Board will consider the election of officers at the Board meeting to be held after the Funds' Annual Meeting, to serve until July 2002 and as set forth in each Fund's by-laws.

-------------------------------------------------------------------------------------------------------------------------------
          NAME              BIRTHDATE             POSITIONS WITH FUNDS             BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------------------------------
Alan G. Berkshire           12/28/60     Vice President and Assistant Secretary    Senior Vice President (since May 1999),
                                         (since 1998)                              formerly Vice President (since May 1998),
                                                                                   Secretary (since May 1998) and General
                                                                                   Counsel (since September 1997) of The John
                                                                                   Nuveen Company and Nuveen Investments;
                                                                                   Senior Vice President (since May 1999),
                                                                                   formerly Vice President (since September
                                                                                   1997) and Secretary (since May 1998) of
                                                                                   Nuveen Advisory Corp., Nuveen Institutional
                                                                                   Advisory Corp. and Nuveen Asset Management,
                                                                                   Inc.; Senior Vice President and Secretary
                                                                                   (since September 1999) of Nuveen Senior Loan
                                                                                   Asset Management Inc.; prior thereto,
                                                                                   Partner in the law firm of Kirkland & Ellis.
Peter H. D'Arrigo           11/28/67     Vice President and Treasurer (since       Vice President of Nuveen Investments (since
                                         1999)                                     January 1999), prior thereto, Assistant Vice
                                                                                   President (from January 1997); formerly
                                                                                   Associate of Nuveen Investments; Vice
                                                                                   President and Treasurer of Nuveen Senior
                                                                                   Loan Asset Management Inc. (since September
                                                                                   1999); Chartered Financial Analyst.
Michael S. Davern            6/26/57     Vice President (since 1997)               Vice President of Nuveen Advisory Corp.
                                                                                   (since January 1997); prior thereto, Vice
                                                                                   President and Portfolio Manager of Flagship
                                                                                   Financial Inc. (from September 1991 to
                                                                                   January 1997).
Lorna C. Ferguson           10/24/45     Vice President (since 1998)               Vice President of Nuveen Investments; Vice
                                                                                   President of Nuveen Advisory Corp. and
                                                                                   Nuveen Institutional Advisory Corp. (since
                                                                                   January 1998).
William M. Fitzgerald         3/2/64     Vice President (since 1996)               Vice President of Nuveen Advisory Corp.
                                                                                   (since December 1995); prior thereto,
                                                                                   Assistant Vice President of Nuveen Advisory
                                                                                   Corp. (from September 1992 to December
                                                                                   1995); Chartered Financial Analyst.
Stephen D. Foy               5/31/54     Vice President and Controller (since      Vice President of Nuveen Investments and
                                         1998)                                     (since May 1998) The John Nuveen Company;
                                                                                   Vice President of Nuveen Senior Loan Asset
                                                                                   Management Inc. (since September 1999);
                                                                                   Certified Public Accountant.
J. Thomas Futrell             7/5/55     Vice President (since 1991)               Vice President of Nuveen Advisory Corp;
                                                                                   Chartered Financial Analyst.

-------------------------------------------------------------------------------------------------------------------------------
          NAME              BIRTHDATE             POSITIONS WITH FUNDS             BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------------------------------
Richard A. Huber             3/26/63     Vice President (since 1998)               Vice President of Nuveen Institutional
                                                                                   Advisory Corp. (since March 1998) and Nuveen
                                                                                   Advisory Corp. (since January 1997); prior
                                                                                   thereto, Vice President and Portfolio
                                                                                   Manager of Flagship Financial Inc.
Steven J. Krupa              8/21/57     Vice President (since 1990)               Vice President of Nuveen Advisory Corp.
David J. Lamb                3/22/63     Vice President (since 2000)               Vice President (since March 2000) of Nuveen
                                                                                   Investments, previously Assistant Vice
                                                                                   President (since January 1999), prior
                                                                                   thereto, Associate of Nuveen Investments;
                                                                                   Certified Public Accountant.
Larry W. Martin              7/27/51     Vice President (since 1993) and           Vice President, Assistant Secretary and
                                         Assistant Secretary (since 1988)          Assistant General Counsel of Nuveen
                                                                                   Investments; Vice President and Assistant
                                                                                   Secretary of Nuveen Advisory Corp., Nuveen
                                                                                   Institutional Advisory Corp. and Nuveen
                                                                                   Asset Management, Inc. (since January 1997)
                                                                                   and Nuveen Senior Loan Asset Management Inc.
                                                                                   (since September 1999); Assistant Secretary
                                                                                   of The John Nuveen Company.
Edward F. Neild, IV           7/7/65     Vice President (since 1996)               Vice President of Nuveen Advisory Corp. and
                                                                                   Nuveen Institutional Advisory Corp. (since
                                                                                   September 1996); prior thereto, Assistant
                                                                                   Vice President of Nuveen Advisory Corp.
                                                                                   (from December 1993 to September 1996) and
                                                                                   Nuveen Institutional Advisory Corp. (from
                                                                                   May 1995 to September 1996); Chartered
                                                                                   Financial Analyst.
Stephen S. Peterson          9/20/57     Vice President (since 1997)               Vice President (since September 1997);
                                                                                   Assistant Vice President (from September
                                                                                   1996 to September 1997) and Portfolio
                                                                                   Manager prior thereto, of Nuveen Advisory
                                                                                   Corp.; Chartered Financial Analyst.
Thomas C. Spalding, Jr.      7/31/51     Vice President (since each Fund's         Vice President of Nuveen Advisory Corp. and
                                         organization)                             Nuveen Institutional Advisory Corp.;
                                                                                   Chartered Financial Analyst.
Gifford R. Zimmerman          9/9/56     Vice President (since 1993) and           Vice President, Assistant Secretary and
                                         Secretary (since 1998)                    Associate General Counsel of Nuveen
                                                                                   Investments; Vice President, General Counsel
                                                                                   and Assistant Secretary of Nuveen Advisory
                                                                                   Corp. and Nuveen Institutional Advisory
                                                                                   Corp.; Vice President and Assistant
                                                                                   Secretary of Nuveen Senior Loan Asset
                                                                                   Management Inc. (since September 1999);
                                                                                   Assistant Secretary of The John Nuveen
                                                                                   Company; Chartered Financial Analyst.

On April 30, 2001, Board Members and executive officers of the Funds as a group beneficially owned 566,133 common shares of all funds managed by the Adviser, Nuveen Institutional Advisory Corp. or Nuveen Senior Loan Asset Management Inc. (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan, but excludes shares of money market funds). As of April 30, 2001, the Board Members and executive officers of the Funds as a group owned less than 1% of the outstanding common shares of each Fund. As of June 5, 2001, the Board Members and executive officers of the Funds did not own any MuniPreferred. As of June 5, 2001, no shareholder owned more than 5% of any class of shares of any Fund.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of each Fund is responsible for assisting the Board in monitoring (1) the quality and integrity of the Fund's financial statements, (2) the Fund's compliance with regulatory requirements, and (3) the independence and performance of the Fund's independent and internal auditors. Among other responsibilities, the Committee reviews, in its oversight capacity, the Fund's annual financial statements with both management and the independent auditors and it meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls. The Committee also recommends to the Board, subject to shareholder ratification, the selection of the Fund's independent auditors. The Committee is composed of six Board Members and operates under a written charter adopted and approved by the Board. Each Committee member is independent as defined by New York Stock Exchange listing standards. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A.

The Committee, in discharging its duties, has met with and held discussions with management and the Fund's independent and internal auditors. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Fund's independent auditors provided to the Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Committee has discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Committee, the Committee has recommended that the Board include the audited financial statements in the Fund's Annual Report.

The members of the Committee are:

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Judith M. Stockdale

AUDIT AND RELATED FEES
AUDIT FEES. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of each Fund's financial statements for its most recently completed fiscal year were as follows:

--------------------------------------------------------------------------------------------------------
                                                                 FINANCIAL INFORMATION
                                                  AUDIT           SYSTEMS DESIGN AND           ALL OTHER
                    FUND                          FEES            IMPLEMENTATION FEES            FEES
--------------------------------------------------------------------------------------------------------
Municipal Value                                  $11,440                  $0                     $ 569
Municipal Income                                  11,440                   0                        28
Premium Income                                    11,440                   0                     2,629
Performance Plus                                  11,440                   0                     9,592
Municipal Advantage                               11,440                   0                     2,498
Municipal Market Opportunity                      11,440                   0                     2,517
Investment Quality                                11,440                   0                     2,450
Insured Quality                                   11,440                   0                     2,463
Select Quality                                    11,440                   0                     2,435
Quality Income                                    11,440                   0                     2,581
Insured Municipal Opportunity                     11,440                   0                     2,768
Premier Municipal                                 11,440                   0                     2,341
Premier Insured                                   11,440                   0                     2,337
Premium Income 2                                  11,440                   0                     2,494
Premium Income 4                                  11,440                   0                     2,487
Insured Premium Income 2                          11,440                   0                     2,428
Dividend Advantage                                11,440                   0                     2,447
Select Maturities                                 11,440                   0                        43
--------------------------------------------------------------------------------------------------------

ALL OTHER FEES. The Audit Committee of each Fund has generally considered whether the receipt of non-audit fees by Ernst & Young LLP from the Fund is compatible with maintaining Ernst & Young LLP's independence.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records for each Fund for its current fiscal year. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934 as amended, (the "1934 Act"), require each Fund's Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that the Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable
Section 16(a) filing requirements during its last fiscal year.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2002, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than April 3, 2002. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than June 17, 2002. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of Nuveen Investments or Nuveen Advisory Corp., or by dealers and their representatives.

FISCAL YEAR

The last fiscal year for each Fund except Select Maturities was October 31, 2000 and for Select Maturities was May 31, 2001.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following each Fund's fiscal year end. The 2001 annual report for Select Maturities is expected to be available on or before July 31, 2001. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

                                                                      APPENDIX A

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEE CHARTER

                                   July, 2000

ORGANIZATION

There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee members shall be independent of the Management Investment Companies and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a committee member. Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment.

STATEMENT OF POLICY

The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund"), (2) the quality and integrity of the financial statements of the Funds, (3) the compliance by the Funds with legal and regulatory requirements and (4) the independence and performance of the external and internal auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors, the independent auditors, the internal auditors and the management of Nuveen.

The Audit Committee shall have the authority in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the John Nuveen Company or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Board and the Audit Committee for selection, evaluation and replacement of the independent auditors.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.

The Audit Committee is responsible for the following:

     Fund Financial Statements:

       1. Reviewing the annual audited financial statements with Fund management including major issues regarding accounting and auditing principles and practices.

       2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgements and accounting estimates or other matters that would need to be communicated under SAS 61, that arise during the auditor's review of the Fund's financial statements, which information shall be further communicated by the Chairman to the other members of the Committee, as deemed necessary or appropriate in the judgment of the Chairman.

     With respect to the independent auditors:

       3. Receiving periodic reports (including a formal written statement delineating all relationships between the auditors and the Funds) from the firms of independent auditors regarding their independence, their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and discussing such reports with the auditors.

       4. Reviewing and recommending to the Directors/Trustees the independent auditors to be selected to audit the annual financial statements of the Funds.

       5. Meeting with the independent auditors and Fund management to review the scope and fees of the proposed audits for the current year and the audit procedures to be utilized. At the conclusion of the audit, reviewing such audit results, including any comments or recommendations of the independent auditors, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

       6. Providing sufficient opportunity at all meetings of the Audit Committee for the independent auditors to meet with the members of the Audit Committee without members of Fund management being present.

     With respect to any internal auditor:

       7. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

       8. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     Other responsibilities:

       9. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

      10. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and elicit any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures which might be deemed illegal or otherwise improper.

      11. Reviewing the reports of examinations by regulatory authorities.

      12. Reporting to the Directors/Trustees on the results of the activities of the Committee.

      13. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/Trustees.

      14. With respect to the Exchange-Traded Funds, preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.

      15. Reviewing and reassessing annually the adequacy of this charter and providing a recommendation to the Board of Directors/Trustees for approval of any proposed changes deemed necessary or advisable by the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                           [NUVEEN INVESTMENTS LOGO]

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787

       www.nuveen.com

                                                                          NUV801

                            Nuveen Premium Income Municipal Fund, Inc.
                            Nuveen Performance Plus Municipal Fund, Inc.
                            Nuveen Municipal Advantage Fund, Inc.
                            Nuveen Municipal Market Opportunity Fund, Inc. Nuveen Investment Quality Municipal Fund, Inc. Nuveen Insured Quality Municipal Fund, Inc.
                            Nuveen Select Quality Municipal Fund, Inc.
                            Nuveen Quality Income Municipal Fund, Inc.
                            Nuveen Insured Municipal Opportunity Fund, Inc. Nuveen Premier Municipal Income Fund, Inc.
                            Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc. Nuveen Premium Income Municipal Fund 4, Inc.


NUVEEN                                   ANNUAL MEETING OF SHAREHOLDERS

NUVEEN INVESTMENTS                                  COMMON STOCK
333 WEST WACKER DRIVE
CHICAGO, IL  60606-1256             PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                     FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                    August 1, 2001

                          The annual meeting of shareholders will be held August 1, 2001, at 10:30 a.m. Central
                          Time, in the sixth floor auditorium of the Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Larry W. Martin and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on August 1, 2001, or any adjournment or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted
"FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                       KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     DETACH AND RETURN THIS PORTION ONLY

                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Common Stock

 Vote on Proposals                               For        Withhold     For All     To withhold authority to vote, mark "For All
                                                 All          All         Except     Except" and write the nominee's number on
                                                                                     the line below.
 1. ELECTION OF NOMINEES TO THE BOARD            [ ]          [ ]          [ ]       ____________________________________________
    01)  Robert P. Bremner
    02)  Lawrence H. Brown
    03)  Anne E. Impellizzeri
    04)  Peter R. Sawers
    05)  Judith M. Stockdale

 2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT                    For        Against      Abstain
    AUDITORS FOR THE CURRENT FISCAL YEAR
                                                                                         [ ]          [ ]          [ ]
    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
    SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR
    VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
    (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


     ---------------------------------- --------               ---------------------------------- ---------
     Signature (PLEASE SIGN WITHIN BOX) Date                   Signature (Joint Owners)           Date

                            Nuveen Premium Income Municipal Fund, Inc.
                            Nuveen Performance Plus Municipal Fund, Inc.
                            Nuveen Municipal Advantage Fund, Inc.
                            Nuveen Municipal Market Opportunity Fund, Inc. Nuveen Investment Quality Municipal Fund, Inc. Nuveen Insured Quality Municipal Fund, Inc.
                            Nuveen Select Quality Municipal Fund, Inc.
                            Nuveen Quality Income Municipal Fund, Inc.
                            Nuveen Insured Municipal Opportunity Fund, Inc. Nuveen Premier Municipal Income Fund, Inc.
                            Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc. Nuveen Premium Income Municipal Fund 4, Inc.


NUVEEN                                   ANNUAL MEETING OF SHAREHOLDERS

                               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK

NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL  60606-1256             PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                     FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                  August 1, 2001

                          The annual meeting of shareholders will be held August 1, 2001, at 10:30 a.m. Central
                          Time, in the sixth floor auditorium of the Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Larry W. Martin and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on August 1, 2001, or any adjournment or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted
"FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                    KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  DETACH AND RETURN THIS PORTION ONLY

                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Preferred Stock

 Vote on Proposals                           For        Withhold      For All    To withhold authority to vote, mark "For All
                                             All          All          Except    Except" and write the nominee's number on the
                                                                                 line below.
 1. ELECTION OF NOMINEES TO THE              [ ]          [ ]          [ ]       _____________________________________________
    BOARD
    01)  Robert P. Bremner
    02)  Lawrence H. Brown
    03)  Anne E. Impellizzeri
    04)  Peter R. Sawers
    05)  Judith M. Stockdale
    06)  William J. Schneider
    07)  Timothy R. Schwertfeger

 2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT
    AUDITORS FOR THE CURRENT FISCAL YEAR

    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
    SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR
    VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
    (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.



     ---------------------------------- --------               ---------------------------------- ---------
     Signature (PLEASE SIGN WITHIN BOX) Date                   Signature (Joint Owners)           Date